Effective September 15, 2015, the seventh paragraph in sub-section entitled "Principal Investment Strategies" under the main heading "Summary of Key Information" is restated in its entirety as follows:

MFS uses a bottom-up approach to buying and selling investments for the fund.  Investments are selected primarily based on fundamental and quantitative research.  MFS uses fundamental analysis of individual issuers to create a fundamental rating for an issuer.  MFS uses quantitative models to create a quantitative rating for an issuer. MFS then constructs the portfolio from the securities rated "buy" for both the fundamental and quantitative research, as well as by considering issuer, industry, and sector weightings, and other factors.  MFS may continue to hold and to consider for further investment securities that are no longer rated "buy" after purchase.

Effective September 15, 2015, the following is added after the third paragraph in the sub-section entitled "Principal Risks" under the main heading "Summary of Key Information":

Investment Strategy Risk: The fund's strategy to use both fundamental and quantitative research may not produce the intended results.

Effective September 15, 2015, the sub-section entitled "Portfolio Manager(s)" under the main heading "Summary of Key Information" is restated in its entirety as follows:

Portfolio Manager(s)

Portfolio Manager	Since	Title
Matthew W. Krummell	2010	Investment Officer of MFS
James C. Fallon	September 2015	Investment Officer of MFS
Jonathan W. Sage	September 2015	Investment Officer of MFS
John E. Stocks	September 2015	Investment Officer of MFS

Effective September 15, 2015, the sixth paragraph in sub-section entitled "Principal Investment Strategies" under the main heading "Investment Objective, Strategies, and Risks" is restated in its entirety as follows:

MFS uses a bottom-up approach to buying and selling investments for the fund.  Investments are selected primarily based on fundamental and quantitative research. MFS uses fundamental analysis of individual issuers and their potential in light of their financial condition and market, economic, political, and regulatory conditions to create a fundamental rating for an issuer. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. MFS uses quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors to create a quantitative rating for an issuer. MFS then constructs the portfolio from the securities rated "buy" by both the fundamental and quantitative research, as well as by considering issuer, industry, and sector weightings, and other factors. MFS may continue to hold and to consider for further investment securities that are no longer rated "buy" after purchase.

Effective September 15, 2015, the following is added after the fourth paragraph in the sub-section entitled "Principal Risks" under the main heading "Investment Objective, Strategies, and Risks ":

Investment Strategy Risk: The fund's strategy to use both fundamental and quantitative research may not produce the intended results.

Effective September 15, 2015, the sub-section entitled "Portfolio Manager(s)" under the main heading "Management of the Fund" is restated in its entirety as follows:

Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Matthew W. Krummell	Lead Portfolio Manager	Employed in the investment area of MFS since 2001
James C. Fallon	Portfolio Manager	Employed in the investment area of MFS since 1999
Jonathan W. Sage	Portfolio Manager	Employed in the investment area of MFS since 2000
John E. Stocks	Portfolio Manager	Employed in the investment area of MFS since 2001

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